EXHIBIT 10.11

THIS  WARRANT,  AND THE  SECURITIES  ISSUABLE UPON THE EXERCISE OF THIS WARRANT,
HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AS AMENDED ("SECURITIES ACT"), AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF
(i) UNLESS THE SHARES ARE REGISTERED UNDER THE SECURITIES ACT AND THE SECURITIES ACT OF ANY STATE APPLICABLE TO SUCH SALE, OR (ii) THE PROPOSED SELLER PROVIDES THE COMPANY WITH AN OPINION OF COUNSEL THAT THE SECURITIES ARE BEING SOLD IN A TRANSACTION WHICH IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES ACTS AND THE COMPANY IS SATISFIED THAT NO REGISTRATION STATEMENT IS THEN REQUIRED AND THAT THIS WARRANT AND THE UNDERLYING SECURITIES MAY BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE MANNER CONTEMPLATED WITHOUT REGISTRATION UNDER THE SECURITIES ACT OR ANY STATE SECURITIES ACT.

                           WARRANT TO PURCHASE SHARES
                               OF COMMON STOCK OF
                                   INVU, INC.

                               Warrant to Purchase
                              VOID AFTER 5:00 P.M.
                         [3rd anniversary of issue date]

         FOR VALUE RECEIVED, Invu, Inc., a corporation organized under the laws of Colorado (the "Company"), promises to issue in the name of, and sell and deliver to Robert Jeffcock, Apt. B42, Roc Fleuri, 1 Rue Du Tenao, MC 98000 Monaco (the "Holder"), a certificate or certificates for an aggregate of 200,000 shares (the "Shares") of common stock, of the Company ("Common Stock") par value $.01 per share, at any time [after the issue date], and prior to 5:00 P.M., London, England Time [and on or before the third anniversary of the issue date of this Warrant] (the "Expiration Date"), upon payment therefor of $0.50 per share in lawful funds of the United States of America (the "Basic Exercise Price") or pursuant to an alternative means of exercise detailed in Section 1 of this Warrant. This applicable Basic Exercise Price, until such adjustment is made and thereafter as adjusted from time to time, is called the "Exercise Price."

         1. Exercise of Warrant. In case the Holder of this Warrant shall desire to exercise this Warrant in whole or in part, the Holder may either: (i) surrender this Warrant, with the form of exercise notice on the last page hereof duly executed by the Holder, to the Company accompanied by payment of the Exercise Price of $0.50 per share, subject to adjustment as noted herein, or
(ii) in lieu of a cash exercise of this Warrant, the Holder may elect to receive Common Stock equal to the value of this Warrant (or the portion hereof being canceled) by surrender of this Warrant at the principal office of the Company together with notice of such election, in which event the Company shall issue to the Holder a number of shares of the Common Stock computed using the following formula:

                  X = Y (A-B)
                      -------
                         A

Where    X        =        the number of shares of Common Stock to be issued to
                           the Holder
         Y        =        the number of shares of Common Stock purchasable
                           under this Warrant
         A        =        the fair market ("Fair Market Value") value of one
                           share of the Common Stock
         B        =        the Exercise Price

For purposes of this Section 1, if shares Common Stock are listed on a national stock exchange or the NASDAQ Stock Market, the Fair Market Value per share of the Common Stock shall be deemed to be the closing price of the Common Stock for the Measuring Period (as hereinafter defined). However, if the shares of Common Stock are then publicly traded but not quoted on a national stock exchange or the NASDAQ Stock Market, the Fair Market Value per share of the Common Stock shall be the mean of the closing bid and ask price of the Common Stock for the Measuring Period. If the Common Stock is not publicly traded, the Fair Market Value per share of Common stock shall be determined by the Board of Directors of the Company in its reasonable discretion.

         The Measuring Period shall be the ten (10) consecutive trading days prior to the date of the exercise of the Warrants.

         2.       Registration Rights.
                  -------------------

         (a) If the Company at any time proposes to file a registration statement to register any of its securities under the Securities Act (except for a registration filed in connection with an employee benefit plan, a transaction relating to a merger or business combination, a transaction relating to an exchange offer, a transaction relating to an acquisition of assets or securities, or a transaction otherwise described in Rule 145 of the Securities
Act), whether or not for sale for its own account, it will each such time give prompt written notice to the Holder of its intention to do so. Upon the written request of a Holder, which request shall specify the number of the Shares intended to be disposed of by the Holder, made as promptly as practicable and in any event within ten (10) days after the receipt of any such notice, the Company will use reasonable efforts to effect the registration under the Securities Act of all the Shares that the Company has been so requested to register by the Holder (a "Piggy-Back Registration").

         (b) If the managing underwriter of any underwritten offering shall deliver a written statement to the Holder that in such underwriter's opinion the total number of Shares requested to be included in such registration would have a material adverse effect on such offering, then the Company will include in such registration only such number of shares of Common Stock that the Company is so advised can be sold in (or during the time of) such offering without having a material adverse effect on such offering, first, all securities proposed by the Company to be sold for its own account and shares proposed to be sold by persons with demand registration rights and second, the Shares requested to be included in such registration by the Holder pursuant to this Agreement and other holders with piggy-back registration rights.

         (c) The Company shall not be obligated to include any Shares in any registration statement filed for the benefit of any person or entity other than the Company or the Holder wherein rights granted by the Company prohibit such inclusion.

         3. Stock Dividends; Reclassification; Reorganizations; Anti-Dilution Provisions. This Warrant is subject to the following further provisions:

                  a. In case, prior to the expiration of this Warrant by exercise or by its terms, the Company shall issue any shares of its Common Stock as a stock dividend or subdivide the number of outstanding shares of Common Stock into a greater number of shares, then in such case, the number of shares of Common Stock issuable upon exercise of this Warrant shall be proportionately increased and the Exercise Price shall be proportionately decreased, and conversely, in the event the Company shall contract the number of outstanding shares of Common Stock by combining such shares of Common Stock into a smaller number of shares of Common Stock then, in such case the number of shares of
         Common  Stock   issuable   upon  exercise  of  this  Warrant  shall  be
         proportionately decreased and the Exercise Price shall be proportionately increased. If the Company shall, at any time during the life of this Warrant, declare a dividend payable in cash on its Common Stock and shall at substantially the same time offer to its stockholders generally a right to purchase new shares of Common Stock from the proceeds of such dividend or for an amount substantially equal to the dividend, all shares of Common Stock so issued shall for the purpose of this Warrant be deemed to have been issued as a stock dividend. Any dividend paid or distributed upon the Common Stock in shares of any other class of securities convertible into shares of Common Stock or any other securities shall be treated as a dividend paid in Common Stock to the extent that shares of Common Stock are issuable upon the conversion thereof.

                  b. For purpose of this Agreement, the term "Common Stock" shall mean (i) the class of stock designated as Common Stock in the Articles of Incorporation of the Company as such Articles of
         Incorporation may be amended after the date hereof or (ii) any other class of stock resulting from successive changes or reclassifications of such Common Stock consisting solely of changes in par value, or from par value to no par value, or from no par value to par value.

                  c. In case of any consolidation of the Company with, or merger of the Company with, or merger of the Company into, another corporation (other than a consolidation or merger that does not result in any reclassification or change of the outstanding Common Stock covered by
         Section 3(b) hereof), the corporation formed by such consolidation or merger shall execute and deliver to the Holder a supplemental warrant agreement providing that the Holder of each Warrant then outstanding or to be outstanding shall have the right thereafter (until the expiration of such Warrant) to receive, upon exercise of such warrant, the kind and amount of shares of stock and other securities and property receivable upon such consolidation or merger, by a Holder of the number of shares of Common Stock of the Company for which such Warrant might have been exercised immediately prior to such consolidation or merger. Such supplemental warrant agreement shall provide for adjustments that shall be identical to the adjustments provided in the Section 3. The above provision of this Subsection shall similarly apply to successive consolidations or mergers.

                  d. Upon the occurrence of each event requiring an adjustment of the Exercise Price or of the number of shares of Common Stock issuable upon exercise of this Warrant in accordance with, and as required by, the terms of this Section 3, the Company shall use its best efforts to forthwith cause either a firm of independent certified public accountants (who may be the regular accountants for the Company) or the Chief Financial Officer of the Company to compute the adjusted Exercise Price or the adjusted number of shares of Common Stock issuable upon exercise of this Warrant by reason of such event in accordance with the provisions of this Section 3. The Company shall forthwith mail to the Holder of this Warrant a copy of such computation, which shall be conclusive and shall be binding upon such Holder unless contested by such Holder by written notice to the Company within 14 days after the mailing thereof by the Company.

                  e.       In case,

                           (1) the Company shall make a record of the holders of
                  its Common Stock for the purpose of entitling them to receive a dividend payable (whether payable in cash, securities, property or in any other form); or

                           (2) the Company shall make a record of the holders of
                  its Common Stock for the purpose of entitling them to subscribe for or purchase any shares of any class or to receive any other rights; or

                           (3) the Company shall set a date for any reclassification or other reorganization of the capital stock of the Company, consolidation or merger of the Company with or into another corporation, or conveyance of all or substantially all of the assets of the Company; or

                           (4) the Company shall set a date for the voluntary or
                  involuntary  dissolution,  liquidation  or  winding  up of the
                  Company:

         then, in any such case, the Company shall mail to the Holder of this Warrant at least 10 days prior to such record date or the date set for any actions described in subparagraphs (d)(1) through (d)(3) above, a notice advising such Holder of the date or expected date on which a record is to be taken for the purpose of such dividend, distribution of rights or the date on which such reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation or winding up is to take place, as the case may be. Such notice shall also specify the date or expected date, if any is to be fixed, as of which holders of Common Stock of record shall be entitled to participate in said dividend, distribution of rights, or shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation or winding up, as the case may be. Each such written notice shall be given by certified mail, postage prepaid, return receipt requested, addressed to the holder of the Warrant at the address of such holder as shown on the books of the Company.

                  f. In case the Company, at any time while this Warrant shall remain valid and unexercised, dissolve, liquidate or wind up its affairs or sell or dispose of all or substantially all of its assets, securities or property, the Holder of this Warrant shall thereafter be entitled to receive upon exercise hereof (in lieu of such shares of Common Stock underlying this Warrant) and the same kind and amount of any securities or assets as may be issuable, distributable or payable upon any such sale, dissolution, liquidation or winding up with respect to such number of shares of Common Stock of the Company as would otherwise have been issuable upon exercise of this Warrant. The Company shall mail notice thereof by registered mail to the Holder and shall make no distribution to the stockholders of the Company until the expiration of ten (10) days from the date of such mailing; provided, however, that in any such event if the Holder shall not exercise this Warrant within ten (10) days from the date of mailing such notice, all rights herein granted not so exercised within such ten
         (10) day period shall thereafter become null and void. The Company shall not, however, be prevented from consummating any such sale without awaiting the expiration of such ten (10) day period, it being the intent and purpose hereof to enable the Holder upon exercise of this Warrant to participate in the distribution of the consideration to be received by the Company upon any such sale or in the distribution of assets upon any dissolution or liquidation of the Company.

                  g. The provisions of this Section 3 are for the purpose of, and shall be to the effect that upon any exercise of this Warrant the Holder shall be entitled to receive the same amount and kind of securities and other property that it would have been entitled to receive as the owner at all times subsequent to the date hereof the number of shares of Common Stock issuable upon exercise of the Warrant.

                  h. The Company shall at all times reserve and keep available, out of its authorized and unissued capital stock, solely for the purpose of providing for the exercise, forthwith upon the request of the Holder of the Warrant(s) then outstanding and in effect, such numbers of shares of Common Stock as shall, from time to time, be sufficient for the Shares upon such exercise of the Warrants. The Company shall, from time to time, in accordance with the laws of the State of Colorado, increase the authorized amount of its capital stock, if at any time the number of shares of Common Stock remaining unissued and unreserved for other purposes shall not be sufficient to permit the exercise of all Warrants then outstanding and in effect.

                  i. The Company covenants and agrees that all Shares that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued, fully paid and non-assessable, and free from all taxes, liens and charges with respect to the issue thereof (other than taxes in respect of any transfer occurring with such issue). The Company further covenants and agrees that, during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved a sufficient number of shares of its Common Stock to provide for the exercise of the rights represented by this Warrant.

         4. Loss, Theft, Destruction or Mutilation. In case this Warrant shall become mutilated or defaced or be destroyed, lost or stolen, the Company shall execute and deliver a new Warrant in exchange for and upon surrender and cancellation of such mutilated or defaced Warrant or in lieu of and substitution of such Warrant so destroyed, lost or stolen, upon the Holder of such Warrant filing the Company such evidence satisfactory to it that such Warrant has been so mutilated, defaced, destroyed, lost or stolen and of the ownership thereof by the Holder; provided, however, that the Company shall be entitled, as a condition to the execution and delivery of such new Warrant, to demand indemnity satisfactory to it and payment of expenses and charges incurred in connection with the delivery of such new Warrant, except that no bond shall be required from the Holder. All Warrants so surrendered to the Company shall be canceled.

         5. Record Owner. At the time of the surrender of this Warrant, together with the form of subscription properly executed and payment of the Exercise Price, the person exercising this Warrant shall be deemed to be the Holder of record of the shares of Common Stock deliverable upon such exercise, in whole, or in part, notwithstanding that the stock transfer of the Company shall then be closed or that certificates representing such shares of Common Stock shall not then be actually delivered to such person. The Company will pay all costs with respect to the issuance of this Warrant or the shares of Common Stock issuable upon exercise hereof, or thereof.

         6. Fractional Shares. No fractional Shares, fractional shares or scrip representing fractional shares of Common Stock shall be issued upon the exercise of this Warrant. With respect to any fraction of a Share called for on such exercise, the Holder may elect to receive, and the Company shall pay to the Holder, an amount in cash equal to such fraction multiplied by the Exercise Price. In the alternative, the Holder may elect to remit to the Company an amount in cash equal to the difference between such fraction and one, multiplied by the Exercise Price, and the Company will issue the Holder one share of Common Stock in addition to the number of whole shares required by the exercise of the Warrant; provided, however, that the Company shall not be obligated by the operation of this Section 6 to issue Shares in the aggregate exceeding the number of shares duly registered in accordance with the applicable federal and state securities laws or as to which an exemption from registration has been determined to be available.

         7. Original Issue Taxes. The Company will pay all United States, state and local (but not foreign) original issue taxes, if any, upon the issuance of this Warrant or the Shares deliverable upon exercise hereof.

         8. Mailing of Notices, etc. All notices, and other communications from the Company to the Holder of this Warrant shall be mailed by first-class registered or certified mail, return receipt requested, postage prepaid, to the Holder, at the address set forth in the records of the Company, or to such other address furnished to the Company in writing from time to time by the Holder of this Warrant. All notices from the Holder of this Warrant to the Company shall be mailed to the Company at Invu, Inc., The Beren, Blisworth Hill Farm, Stoke Road, Blisworth, Northamptonshire NN73DB, United Kingdom, Attn: David Morgan, President.

         9. Registration Under the Securities Act of 1933. This Warrant and the Shares issuable upon exercise of this Warrant have not been registered under the Securities Act or the securities acts of any state or foreign country by virtue of the Registration Statement. This Warrant and all replacement Warrants and all Shares issued upon exercise of the Warrant shall bear the following legend:

                  This Warrant, and the securities issuable upon the exercise of this Warrant, have not been registered under the Securities Act of 1933, as amended ("Securities Act"), and may not be sold, transferred or otherwise disposed of unless (i) the Shares are registered under the

                  Securities Act and the securities act of any state applicable to such sale, or (ii) the proposed seller provides the Company with an opinion of counsel that the securities are being sold in a transaction which is exempt from the registration requirements of the Securities Act and any applicable state securities acts and the Company is satisfied that no registration statement is then required and that this Warrant and the underlying securities may be sold, transferred or otherwise disposed of in the manner contemplated without registration under the Securities Act or any state securities act.

         10. Laws of the State of Colorado. This Warrant shall be governed by, interpreted under and construed in all respects in accordance with the laws of the State of Colorado, irrespective of the place of domicile or residence of any party.

         11. Entire Agreement and Modification. The Company and the Holder of this Warrant hereby represent and warrant that this Warrant is intended to and does contain and embody all of the understandings and agreements, both written and oral, of the parties hereto with respect to the subject matter of this Warrant, and that there exists no oral agreement or understanding, express or implied, whereby the absolute, final and unconditional character or nature of this Warrant be in any way invalidated or affected. A modification or waiver of any of the terms, conditions or provisions of this Warrant shall be effective only if made in writing and executed with the same formality as this Warrant.

         This Warrant will become wholly void and of no effect and the rights evidenced hereby will terminate unless exercised in accordance with the terms and provision hereof at or before 5:00 P.M., London Time, on the Expiration Date.




                     [Remainder of Page Intentionally Blank]

         IN WITNESS WHEREOF, the Company by its duty authorized officer has executed this Warrant as of the ______ day of ________________, 1999.


Attest:                                  Invu, Inc.



                                         By:
                                             -----------------------------------
                                             David Morgan, President

                                FORM OF EXERCISE

         The undersigned hereby irrevocably elects to exercise the purchase rights represented by this Warrant for, and to purchase thereunder, ___________ Shares of Invu, Inc., a Colorado corporation, and herewith (a) opts to makes payment of $0.50 per share, at a total of $__________ therefor, or (b) requests that his rights under the Warrant be exercised pursuant to the net exercise provision of Section 1 of the Warrant, and requests that such Shares be issued to:



-----------------------------------
(Print Name)


-----------------------------------
(Address)


-----------------------------------
(Taxpayer Identification Number)



Dated:  ____________________________         -----------------------------------
                                             (Signature must conform in all
                                             respects to name of holder as
                                             specified on the face of the
                                             Warrant)